Exhibit 10.7

ICL — Israel Chemicals Ltd.

26.03.2014

Israel Corporation

Dear Sirs/Madams,

Subject: Providing a Loan of $50 million for 6 Months

With regard to the $50 million loan granted to Israel Chemicals Ltd. by the Israel Corporation Ltd. on 26.06.2012:

We hereby confirm that on 26.03.2014 the loan was renewed for an additional 6 months until 26.09.2014, in accordance with the following conditions:

Amount: $50,000,000

0.77625% interest to be paid in one payment at the end of the period

The interest is calculated as follows:

1.0325%	Total interest Israel Chemicals Ltd. pays for a similar loan
0.52%	Interest the Israel Corporation would receive for a deposit with similar conditions
0.77625%	Average interest to be paid

Yours sincerely,

/s/ Kobi Ilia
/s/ Eli Amit
Israel Chemicals Ltd.

ICL — Israel Chemicals Ltd.

30.09.2013

Israel Corporation

Dear Sirs/Madams,

Subject: Providing a Loan of $50 million for 6 Months

With regard to the $50 million loan granted to Israel Chemicals Ltd. by the Israel Corporation Ltd. on 26.06.2012:

We hereby confirm that on 26.09.2013 the loan was renewed for an additional 6 months until 26.03.2014, in accordance with the following conditions:

Amount: $50,000,000

0.85975% interest to be paid in one payment at the end of the period

The interest is calculated as follows:

1.0695%	Total interest Israel Chemicals Ltd. pays for a similar loan
0.65%	Interest the Israel Corporation would receive for a deposit with similar conditions
0.85975%	Average interest to be paid

Yours sincerely,

/s/ Kobi Ilia
/s/ Eli Amit
Israel Chemicals Ltd.

ICL — Israel Chemicals Ltd.

26.06.2013

Israel Corporation

Dear Sirs/Madams,

Subject: Providing a Loan of $50 million

With regard to the $50 million loan granted to Israel Chemicals Ltd. by the Israel Corporation Ltd. on 26.06.2012:

We hereby confirm that on 26.06.2013 the loan was renewed for an additional 3 months until 26.09.2013, in accordance with the following conditions:

Amount: $50,000,000

0.97675% interest to be paid in one payment at the end of the period

The interest is calculated as follows:

0.27675%	LIBOR interest for three months from 24.06.2013
0.70%	Profit
0.97675%	Total interest

Yours sincerely,

/s/ Kobi Ilia
/s/ Herzel Bar Niv
Israel Chemicals Ltd.

ICL — Israel Chemicals Ltd.

25.03.2013

Israel Corporation

Dear Sirs/Madams,

Subject: Providing a Loan of $50 million

With regard to the $50 million loan granted to Israel Chemicals Ltd. by the Israel Corporation Ltd. on 26.06.2012:

We hereby confirm that on 25.03.2013 the loan was renewed for an additional 3 months until 26.06.2013, in accordance with the following conditions:

Amount: $50,000,000

0.9841% interest to be paid in one payment at the end of the period

The interest is calculated as follows:

0.2841%	LIBOR interest for three months from 21.03.2013
0.70%	Profit
0.9841%	Total interest

Yours sincerely,

/s/ Michael Hazan
/s/ Osi Sessler
Israel Chemicals Ltd.

ICL — Israel Chemicals Ltd.

31.12.2012

Israel Corporation

Dear Sirs/Madams,

Subject: Providing a Loan of $50 million

With regard to the $50 million loan granted to Israel Chemicals Ltd. by the Israel Corporation Ltd. on 26.06.2012:

We hereby confirm that on 26.12.2012 the loan was renewed for an additional 3 months until 25.03.2013, in accordance with the following conditions:

Amount: $50,000,000

1.01% interest to be paid in one payment at the end of the period

Therefore, the amount of USD 124,847.22 shall be paid on 25.03.2013.

The interest is calculated as follows:

0.31%	LIBOR interest for three months from 21.12.2012
0.70%	Profit
1.01%	Total interest

Yours sincerely,

/s/ Kobi Ilia
/s/ Herzel Bar Niv
Israel Chemicals Ltd.

ICL — Israel Chemicals Ltd.

24.09.2012

Israel Corporation

Dear Sirs/Madams,

Subject: Providing a Loan of $50 million

We hereby confirm that on 24.09.2012 the Israel Corporation provided Israel Chemicals Ltd. with a loan of $50 million in accordance with the following conditions:

Amount: $50,000,000

1.073% interest to be paid in one payment at the end of the period

Maturity date 26.12.2012

Therefore, the amount of USD 138,595.83 shall be paid on 26.12.2012

The interest is calculated as follows:

0.373%	LIBOR interest for three months from 20.09.2012
0.70%	Profit
1.073%	Total interest

Yours sincerely,

/s/ Kobi Ilia
/s/ Eli Amit
Israel Chemicals Ltd.

ICL — Israel Chemicals Ltd.

26.06.2012

Israel Corporation

Dear Sirs/Madams,

Subject: Providing a Loan of $50 million

On 26.06.2012, a short-term loan of $50 million was provided to Israel Chemicals Ltd. by the Israel Corporation Ltd. in accordance with the following conditions:

Amount: $50,000,000

Interest: 1.22%, to be paid in one payment at the end of the period

Maturity date: 24.09.2012

Yours sincerely,

/s/ Michael Hazan
/s/ Eli Amit
Israel Chemicals Ltd.